LANCASTER FUNDS

Quarterly Report of Municipal Securities Purchased by the Nebraska Tax-Free Fund of which SMITH HAYES Financial Services is the Principal Underwriter


DATE PURCHASED:    January 7, 1998

SECURITY DESCRIPTION:     NIFA, State Revolving Fund Revenue Bonds, Series 1998
                          4.60%, 7/01/08

YEARS OF           15 years            RATING/           A+/S & P
OPERATION:                             AGENCY:

PRICE              98.837              REASON            Concession

SIZE OF            $2,445,000                    AMOUNT PURCHASED:     100,000
ISSUE:

NET ASSETS         $4,700,715/NE State           PURCHASED   Piper Jaffray, Inc.
OF ISSUER:         Revolving Fund                FROM:

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DATE PURCHASED:    January 7, 1998

SECURITY DESCRIPTION:    NIFA, State Revolving Fund Revenue Bonds, Series 1998
                         4.70%, 7/01/09

YEARS OF           15 years            RATING/           A+/S & P
OPERATION:                             AGENCY:

PRICE:             98.809             REASON:              Concession

SIZE OF            $2,445,000                    AMOUNT PURCHASED:     100,000
ISSUE:

NET ASSETS         $4,700,715/NE State           PURCHASED   Piper Jaffray, Inc.
OF ISSUER:         Revolving Fund                FROM:


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Quarterly Report of Municipal Securities Purchased by the Nebraska Tax-Free Fund
of which SMITH HAYES Financial Services is the Principal Underwriter


DATE PURCHASED:    January 7, 1998

SECURITY DESCRIPTION:     NIFA, State Revolving Fund Revenue Bonds, Series 1998
                          4.80%, 7/01/10

YEARS OF           15 years            RATING/           A+/S & P
OPERATION:                             AGENCY:

PRICE              98.783             REASON               Concession

SIZE OF            $2,445,000                    AMOUNT PURCHASED:     100,000
ISSUE:

NET ASSETS         $4,700,715/NE State           PURCHASED   Piper Jaffray, Inc.
OF ISSUER:         Revolving Fund                FROM:

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DATE PURCHASED:    January 7, 1998

SECURITY DESCRIPTION:     NIFA, State Revolving Fund Revenue Bonds, Series 1998
                          4.90%, 7/01/11

YEARS OF           15 years            RATING/           A+/S & P
OPERATION:                             AGENCY:

PRICE:             98.760             REASON:              Concession

SIZE OF            $2,445,000                    AMOUNT PURCHASED:     100,000
ISSUE:

NET ASSETS         $4,700,715/NE State           PURCHASED   Piper Jaffray, Inc.
OF ISSUER:         Revolving Fund                FROM: